

THE MAIN






Fiscal Fourth Quarter And Full-Year 2025 Results Conference Call

August 21, 2025

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs;; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Fourth Quarter 2025 Results

Strong quarter driven by balanced performance across both segments; Adj. EBITDA improves to 11.0%

Organic sales increased 11% driven by improving demand conditions across key vertical markets

Strength in Display Solutions driven by ongoing Refueling / C-Store programs, and continued recovery in Grocery

Stair-step improvement in Lighting sales, reflecting improved project order rates, particularly in larger projects

Double-digit organic sales growth across both our Lighting and Display Solutions segments

Q4FY25 sales 20% above PY driven by balanced growth across both segments. Organic sales increased 11% driven by improved demand conditions across key vertical markets including continued strength in Refueling / C-Store and Grocery.

Strong Adjusted EBITDA growth; Margin improvement reflects operating discipline

Adjusted EBITDA increased 21% versus prior year reflecting increased sales volume and operating efficiency. As a result, margin improved 250 basis points from the third quarter.

Efficient supply chain strategy and strategic pricing initiatives to mitigate tariff impact

Minimal tariff impact in the fourth quarter, as existing inventories were utilized in manufacturing. Expect limited tariff impact in fiscal 2026 owing to domestic component sourcing, pricing actions and other cost reduction efforts.

Lighting revenues increase 12% on improved project order rates

Rebound in order activity, particularly in large projects, led to 20% growth in backlog exiting the year. Operating income increased 32% owing to strong revenue growth, operating discipline and improved mix.

Display Solutions growth broad-based across multiple verticals, order activity stable at elevated levels

Organic growth led by strength in Refueling / C-Store vertical and the resumption of demand in Grocery; exited the quarter with a strong Display Solutions backlog and book-to-bill of 1.0.

Executing on *Fast Forward* value creation initiative

Vertical market strategy continues to focus on organic & complementary inorganic growth; recent acquisitions of EMI and Canada's Best Holding demonstrate strategic focus on high-value, complementary acquisitions; ended FY25 with net leverage of 0.8x and significant optionality to support profitable growth.

©2025 LSI INDUSTRIES

CONSOLIDATED FINANCIAL RESULTS

Solid Q4 and Successful FY25; Navigated Market Uncertainty and Trade Policy Shifts

Key vertical markets driving solid sales and order performance

11% organic sales growth, supported by balanced demand growth across both Display Solutions and Lighting segments

Delivered Adj EBITDA margin improvement of 250 bps sequentially between Q3FY25 and Q4FY25, driven by increased sales volumes, improved operating leverage / productivity

Generated record sales and adjusted EBITDA in FY25 due to strong organic sales growth and a (record) full-year performance at EMI

Total Net Sales ($M)


$129.0
$155.1
$469.6
$573.4
Q4FY24
Q4FY25
FY24
FY25

Operating Income ($M)


9.7%
9.8%
9.9%
8.4%
$9.0
$12.6
$11.9
$15.1
$35.5
$46.4
$35.8
$48.4
Q4FY24
Q4FY25
FY24
FY25
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)


6.4%
6.8%
6.9%
5.7%
$5.7
$8.3
$8.2
$10.6
$25.0
$32.3
$24.4
$32.9
Q4FY24
Q4FY25
FY24
FY25
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)


10.9%
11.0%
11.0%
9.6%
$14.0
$17.1
$51.4
$55.1
Q4FY24
Q4FY25
FY24
FY25
% Sales

©2025 LSI INDUSTRIES

DISPLAY SOLUTIONS SEGMENT UPDATE

Continued Momentum Across Vertical Markets, Grocery Rebound Drives Growth

- Display Solutions sales increased 29%, with 10% organic sales growth; Refueling / C-Store +23% driven by several major programs, Grocery +31%
- EMI sales channels remain healthy, reflecting strong customer demand; Canada's Best integration on track, further expanding geographic reach and vertical market focus
- Display Solutions segment orders activity stable at elevated level, book-to-bill of 1.0x at year-end FY25
- Operations team managed an extremely volatile customer scheduling period; schedules have stabilized, resulting in improved efficiency and margins

Display Solutions Segment Sales ($M)



$63.9
$82.3
$207.2
$325.0
Q4FY24
Q4FY25
FY24
FY25

Display Solutions Segment Adj. Gross Margin ($M)



19.4%
17.5%
$12.4
$14.4
21.6%
17.8%
$44.7
$57.9
Q4FY24
Q4FY25
FY24
FY25
% Sales

Display Solutions Segment Adj. Op. Income ($M)



9.8%
9.2%
$6.3
$7.6
11.6%
9.7%
$24.0
$31.4
Q4FY24
Q4FY25
FY24
FY25
% Sales

Display Solutions Segment Adjusted EBITDA ($M)



11.0%
10.6%
$7.0
$8.7
12.5%
10.8%
$26.0
$35.1
Q4FY24
Q4FY25
FY24
FY25
% Sales

©2025 LSI INDUSTRIES

LIGHTING SEGMENT UPDATE

Solid Q4 Growth Rate; Margins Remain Healthy; Backlog +20% Versus PY

- Solid Q4 growth rate provides momentum entering FY26 following overall soft market in FY25
- Increased Q4 order levels generated a book-to-bill of 1.13, driven by larger project quotes converting to orders
- Market uncertainty remains, resulting in fluctuating demand
- Operating margin expanded 250 basis points, driven by increased mix of higher value applications, stable pricing and effective cost management
- Stable sourcing / supply chain; successfully navigating tariff impact entering FY26



Lighting Segment Sales ($M)
$65.1
$72.7
$262.4
$248.4
Q4FY24
Q4FY25
FY24
FY25



Lighting Segment Adj. Gross Margin ($M)
33.0%
36.2%
33.9%
34.0%
$21.5
$26.3
$89.0
$84.4
Q4FY24
Q4FY25
FY24
FY25
% Sales



Lighting Segment Adj. Operating Income ($M)
14.1%
16.6%
13.7%
13.3%
$9.1
$12.0
$35.9
$33.1
Q4FY24
Q4FY25
FY24
FY25
% Sales



Lighting Segment Adjusted EBITDA ($M)
15.0%
17.5%
14.7%
14.4%
$9.8
$12.7
$38.7
$35.7
Q4FY24
Q4FY25
FY24
FY25
% Sales

©2025 LSI INDUSTRIES

DISCIPLINED WORKING CAPITAL MANAGEMENT

Slight Increase Q4 vs. Q3 Driven by Increased Sales and Related Inventory Alignment

- Disciplined working capital management supporting strong free cash generation
- Days of Working Capital decreased in Q4 reflecting increased demand and stabilized production / customer scheduling
- Multiple actions have been implemented to ensure supply chain reliability, as well as offsetting any tariff impacts, all while opportunistically leveraging our domestic manufacturing capabilities in the market

Total Working Capital ($M)



$83.3
EMI Acquisition
$86.8
$84.9
$96.3
Canada's Best Acquisition
$96.8
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Total Inventory ($M)



$70.9
EMI Acquisition
$71.3
$69.4
$74.5
Canada's Best Acquisition
$79.8
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

©2025 LSI INDUSTRIES

STRONG BALANCE SHEET; CONSISTENT CASH GENERATION

Allocating Free Cash Generation Toward Debt Reduction, High-Return Investments

- Generated free cash flow of $8.5 million; TTM free cash flow through Q4FY25 of $34.7 million
- Net debt $45.1 million through Q4FY25; net leverage ratio of 0.8x at 6/30/2025 provides ample financial flexibility
- Long-term capital deployment priorities continue to focus on reinvestment in the core business, debt reduction, and the opportunistic acquisition of complementary assets that support our *Fast Forward* strategy

Free Cash Flow ($M)[1]



$10.3
$11.1
$8.8
$4.7
$8.5
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

TTM Free Cash Flow ($M)[1]



$38.0
$39.9
$41.4
$35.0
$34.7
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

Net Debt Outstanding ($M)[2]



$50.1
Net Leverage 1.0x
EMI Acquisition
$40.7
Net Leverage 0.8x
$33.5
Net Leverage 0.6x
$51.1
Net Leverage 1.0x
Canada's Best Acquisition
$45.1
Net Leverage 0.8x
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA

©2025 LSI INDUSTRIES


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APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending June 30, 2024, and June 30, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

©2025 LSI INDUSTRIES

NON-GAAP RECONCILIATION

Reconciliation of Reported Gross Margin to Adjusted Gross Margin

LSI Industries	Q4 2024	Q4 2025	FY 24 (Full Year)	FY 25 (Full Year)
Net Sales	129,007	155,066	469,639	573,377
Gross Margin	33,834	40,518	133,168	141,870
Lease expense on the step-up basis of acquired leases		153	-	356
Severance costs/Restructuring costs	-	182	508	221
Adjusted Gross Margin	**33,834**	**40,853**	**133,676**	**142,447**
Adjusted Gross Margin %	26.2%	26.3%	28.5%	24.8%

Lighting Segment	Q4 2024	Q4 2025	FY 24	FY 25
Net Sales	65,095	72,743	262,413	248,357
Gross Margin	21,484	26,348	89,026	84,391
Severance costs/Restructuring costs	-	-	-	37
Adjusted Gross Margin	**21,484**	**26,348**	**89,026**	**84,428**
Adjusted Gross Margin %	**33.0%**	**36.2%**	**33.9%**	**34.0%**

Display Solutions Segment	Q4 2024	Q4 2025	FY 24	FY 25
Net Sales	63,912	82,323	207,226	325,019
Gross Margin	12,402	14,167	44,195	57,475
Lease expense on the step-up basis of acquired leases		153	-	356
Severance costs/Restructuring costs	-	182	508	183
Adjusted Gross Margin	**12,402**	**14,502**	**44,703**	**58,014**
Adjusted Gross Margin %	**19.4%**	**17.6%**	**21.6%**	**17.8%**

©2025 LSI INDUSTRIES

NON-GAAP RECONCILIATION

Reconciliation of Reported Operating Income to Adjusted Operating Income

LSI Industries	Q4 2024	Q4 2025	Full Year FY 24	Full Year FY 25
Net Sales	129,007	155,066	469,639	573,377
Operating Income	9,011	11,944	35,517	35,769
Consulting expense: commercial growth initiatives	-	-	19	81
Acquisition Costs	982	225	982	1,047
Amortization expense of acquired intangible assets	1,388	1,588	4,957	5,869
Lease expense on the step-up basis of acquired leases	-	153	-	356
Severance costs/Restructuring costs	10	240	540	300
Long-term performance based compensation	1,185	970	4,380	4,939
Adjusted Operating Income	12,576	15,120	46,395	48,361
Adjusted Operating %	9.7%	9.8%	9.9%	8.4%
Depreciation expense	1,468	1,882	5,040	6,621
Adjusted EBITDA	14,044	17,002	51,435	54,982
Adjusted EBITDA %	10.9%	11.0%	11.0%	9.6%

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

Reconciliation of Reported Operating Income to Adjusted Operating Income

Lighting Segment	Q4 2024	Q4 2025	FY 24	FY 25
			Full Year	
Net Sales	65,095	72,743	262,413	248,357
Operating Income	8,450	11,368	33,328	30,251
Amortization expense of acquired intangible assets	604	603	2,413	2,412
Severance costs/Restructuring costs	10	24	26	84
Long-term performance based compensation	82	52	174	339
Adjusted Operating Income	9,146	12,047	35,941	33,086
Adjusted Operating %	14.1%	16.6%	13.7%	13.3%
Depreciation expense	619	672	2,753	2,639
Adjusted EBITDA	9,765	12,719	38,694	35,725
Adjusted EBITDA %	15.0%	17.5%	14.7%	14.4%

Display Solutions Segment	Q4 2024	Q4 2025	FY 24	FY 25
Net Sales	63,912	82,323	207,226	325,019
Operating Income	5,384	6,017	19,969	26,355
Amortization expense of acquired intangible assets	784	985	2,545	3,457
Lease expense on the step-up basis of acquired leases	-	153	-	356
Severance costs/Restructuring costs	-	195	513	196
Long-term performance based compensation	126	231	994	1,067
Adjusted Operating Income	6,294	7,581	24,021	31,431
Adjusted Operating %	9.8%	9.2%	11.6%	9.7%
Depreciation expense	750	1,117	1,934	3,633
Adjusted EBITDA	7,044	8,698	25,955	35,064
Adjusted EBITDA %	11.0%	10.6%	12.5%	10.8%

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

©2025 LSI INDUSTRIES

NON-GAAP RECONCILIATION

Reconciliation of Reported Net Income to Adjusted Net Income

LSI Industries	Q1 2024	Diluted EPS	Q2 2024	Diluted EPS	Q3 2024	Diluted EPS	Q4 2024	Diluted EPS	FY 2024	Diluted EPS
Net Income Reported	$ 8,028	$ 0.27	$ 5,906	$ 0.20	$ 5,375	$ 0.18	$ 5,668	$ 0.19	$ 24,977	$ 0.83
Acquisition costs	-	-	-	-	-	-	722	0.02	735	0.02
Consulting expense: commercial growth initiatives	13	-	-	-	-	-	-	-	-	-
Amortization expense of acquired intangible assets	870	0.03	885	0.03	888	0.03	1,028	0.04	3,671	0.13
Lease expense on the step-up basis of acquired leases	-	-	-	-	-	-	-	-	-	-
Severance costs/Restructuring costs	256	0.01	34	-	101	-	5	-	396	0.01
Long-term performance based compensation	974	0.03	625	0.02	767	0.03	906	0.03	3,272	0.11
Tax rate difference between reported and adjusted net income	(531)	(0.02)	(201)	(0.01)	-		(25)	-	(757)	(0.03)
Net Income Adjusted	$ 9,610	$ 0.32	$ 7,249	$ 0.24	$ 7,131	$ 0.24	$ 8,304	$ 0.28	$ 32,294	$ 1.07
Adjusted Net Income %	7.8%		6.7%		6.6%		6.4%		6.9%	

LSI Industries	Q1 2025	Diluted EPS	Q2 2025	Diluted EPS	Q3 2025	Diluted EPS	Q4 2025	Diluted EPS	FY 2025	Diluted EPS
Net Income Reported	$ 6,682	$ 0.22	$ 5,647	$ 0.18	$ 3,883	$ 0.13	$ 8,172	$ 0.26	$ 24,383	$ 0.79
Acquisition costs	36	-	-	-	577	0.02	211	-	838	0.03
Consulting expense: commercial growth initiatives	-	-	62	-	-	-	-	-	62	-
Amortization expense of acquired intangible assets	1,042	0.03	1,090	0.04	1,128	0.04	1,485	0.05	4,745	0.16
Lease expense on the step-up basis of acquired leases	50	-	53	-	52	-	130	-	285	0.01
Severance costs/Restructuring costs	45	-	-	-	-	-	195	0.01	240	0.01
Long-term performance based compensation	881	0.03	1,294	0.04	879	0.02	912	0.04	3,951	0.13
Foreign currency tranaction gain on intercompany loan							(489)	(0.02)	(489)	(0.02)
Tax rate difference between reported and adjusted net income	(755)	(0.02)	(150)	-	(188)	(0.01)	(39)	-	(1,132)	(0.04)
Net Income Adjusted	$ 7,981	$ 0.26	$ 7,996	$ 0.26	$ 6,331	$ 0.20	$ 10,577	$ 0.34	$ 32,883	$ 1.07
Adjusted Net Income %	5.8%		5.4%		4.8%		6.8%		5.7%	

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

©2025 LSI INDUSTRIES

NON-GAAP RECONCILIATION

Reconciliation or Reported Net Income to Adjusted Net Income				
LSI Industries	**Q4 2024**	**Q4 2025**	**FY 2024**	**FY 2025**
Net Income Reported	**$ 5,668**	**$ 8,172**	**$ 24,977**	**$ 24,383**
Income tax	2,219	3,605	8,122	8,655
Interest expense, net	1,003	865	2,156	3,129
Other expense (income)	121	(698)	262	(398)
Operating Income as Reported	**9,011**	**11,944**	**35,517**	**35,769**
Depreciation and amortization	2,856	3,555	9,999	12,575
EBITDA	**$ 11,867**	**$ 15,499**	**$ 45,516**	**$ 48,344**
Acquisition Costs	982	225	1,001	1,047
Consulting expense: commercial growth initiatives	-	-	-	81
Lease expense on the step-up basis of acquired leases	-	153	-	356
Severance costs/Restructuring costs	10	240	539	300
Long-term performance based compensation	1,185	970	4,380	4,939
Adjusted EBITDA	**$ 14,044**	**$ 17,087**	**$ 51,436**	**$ 55,067**
Adjusted EBITDA as a percentage of Sales	**10.9%**	**11.0%**	**11.0%**	**9.6%**

©2025 LSI INDUSTRIES

NON-GAAP RECONCILIATION

Free Cash Flow	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 25
Cash flow from operations	$ 11,096	$ 11,846	$ 9,891	$ 6,882	$ 9,499	$ 38,118
Less: Capital expenditures	$ (762)	$ (759)	$ (1,066)	$ (690)	$ (950)	$ (3,465)
Free cash flow	$ 10,334	$ 11,087	$ 8,825	$ 6,192	$ 8,549	$ 34,653

Net Debt Outstanding and Leverage Ratio	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Total debt	54,229	47,689	38,186	55,360	48,557
Less: cash	(4,110)	(6,969)	(4,712)	(4,301)	(3,457)
Net debt	$ 50,119	$ 40,720	$ 33,474	$ 51,059	$ 45,100
Adjusted EBITDA - trailing twelve months	$ 51,436	$ 49,770	$ 52,006	$ 52,024	$ 54,982
Net leverage ratio	1.0	0.8	0.6	1.0	0.8

©2025 LSI INDUSTRIES

NON-GAAP RECONCILIATION

Organic compared to Inorganic Sales	Fourth Quarter Q4 2025		Fourth Quarter Q4 2024		% Variance
Lighting Segment	$	72,743	$	65,095	12%
Display Solutions Segment					
- Comparable Display Solutions Sales	$	52,324	$	45,838	14%
- EMI	$	22,819		18,074	
- Canada's Best	$	7,180	$	-	
Total Diplay Solutions Sales	$	82,323	$	63,912	29%
Total net sales	$	155,066	$	129,007	20%
Less:					
EMI		22,819		18,074	-
Canada's Best Holdings		7,180		-	-
Total organic net sales	$	125,067	$	110,933	11%

Organic compared to Inorganic Sales	Year-to-Date YTD 2025		Year-to-Date YTD 2024		% Variance
Lighting Segment	$	248,356	$	262,413	-5%
Display Solutions Segment					
- Comparable Display Solutions Sales	$	221,642	$	189,152	17%
- EMI	$	94,830		18,073	
- Canada's Best	$	8,549	$	-	
Total Diplay Solutions Sales	$	325,021	$	207,225	57%
Total net sales	$	573,377	$	469,638	22%
Less:					
EMI		94,830		18,073	-
Canada's Best Holdings		8,549		-	-
Total organic net sales	$	469,998	$	451,565	4%

©2025 LSI INDUSTRIES


VALLEY
ROOTS

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LSI Investor Relations